UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2006

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah		84108
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(801) 584-5700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 27, 2006, Huntsman Corporation (the “Company”) issued a press release announcing its results for the three months ended September 30, 2006. The press release is furnished herewith as Exhibit 99.1.

The Company will hold a telephone conference to discuss its third quarter 2006 results on Friday, October 27, 2006 at 11:00 a.m. ET.

Call-in number for U.S. participants:	(866) 356-3095
Call-in number for international participants:	(617) 597-5391
Participant access code:	15730401

The conference call will be available via webcast and can be accessed from the investor relations portion of the Company’s website at http://www.huntsman.com.

The conference call will be available for replay beginning October 27, 2006 and ending November 3, 2006.

Call-in numbers for the replay:
Within the U.S.:	(888) 286 - 8010
International:	(617) 801 - 6888
Access code for replay:	58090373

Information with respect to the conference call, together with a copy of the press release furnished herewith as Exhibit 99.1, is available on the investor relations portion of the Company’s website at http://www.huntsman.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ John R. Heskett
JOHN R. HESKETT
Vice President, Corporate Development and Investor Relations

Dated: October 27, 2006

EXHIBIT INDEX

Number	Description of Exhibits

99.1	Press Release dated October 27, 2006